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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 1, 2003


                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

             DELAWARE                                       13-0853260
-----------------------------------                -----------------------------
   (STATE OR OTHER JURISDICTION                          (I.R.S. EMPLOYER
         OF INCORPORATION)                            IDENTIFICATION NUMBER)

          115 RIVER ROAD
       EDGEWATER, NEW JERSEY                                   07020
-----------------------------------                       --------------
       (ADDRESS OF PRINCIPAL                                (ZIP CODE)
        EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                          -------------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.


         On August 1, 2003, Hanover Direct, Inc. (the "Company") issued a press release announcing that a conference call with management to review the Fiscal 2003 first half operating results will be held on Thursday, August 7, 2003 at 3:00 p.m. Eastern Standard Time.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(c) Exhibits.

Exhibit 99.1 - Press Release dated August 1, 2003 of the Company.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HANOVER DIRECT, INC.
                                         -------------------------------------
                                                      (Registrant)

August 1, 2003                           By: /s/ Edward M. Lambert
                                         -------------------------------------
                                         Name:  Edward M. Lambert
                                         Title: Executive Vice President and
                                                Chief Financial Officer